                                                                    Exhibit 3.19



                                              ----------------------------------
                                                           FILED
                                                    In the Office of the
                                                 Secretary of State of Texas

                                                         July 08 1997


                                                     Corporations Section
                                              ----------------------------------


                                 CERTIFICATE
                                      OF
                              LIMITED PARTNERSHIP




1.  Name of Partnership:               Summit Care Texas, L.P.

2.  Address of Principal Office:       13300 Old Blanco Road
                                       Suite 150
                                       San Antonio, Texas 78216

3.  Address if Registered Office:      13300 Old Blanco Road
                                       Suite 150
                                       San Antonio, Texas  78216

4. Name and Address of                 Robert Gundling
   Registered Agent:                   13300 Old Blanco Road
                                       Suite 150
                                       San Antonio, Texas  78216

5. General Partner:

   Name:                               Summit Care Management Texas, Inc.

   Mailing Address and Street          13300 Old Blanco Road
   Address of Business:                Suite 150
                                       San Antonio, Texas 78216


   EXECUTED, this 7th day of July, 1997.

                                       GENERAL PARTNER:

                                       Summit Care Management Texas, Inc., a
                                             Texas corporation

                                       By: /s/ John Farber
                                          ------------------------------------
                                       Name:   John Farber
                                             ---------------------------------
                                       Title:  Secretary
                                             ---------------------------------

SECRETARY OF STATE OF TEXAS
CORPORATIONS DIVISION
P.O. BOX 13697
AUSTIN, TEXAS 78711


DEAR SECRETARY OF STATE OF TEXAS:

THE PURPOSE OF THIS LETTER IS TO CONFIRM THAT THE BUSINESS DESIRING TO FORM A LIMITED PARTNERSHIP UNDER, AND/OR USE, THE NAME "SUMMIT CARE TEXAS, L.P." HAS OUR CONSENT AND PERMISSION TO USE SUCH NAME FOR ITS LIMITED PARTNERSHIP, AND THE BUSINESS DESIRING TO FORM A TEXAS CORPORATION USING THE NAME "SUMMIT CARE MANAGEMENT TEXAS, INC." HAS OUR CONSENT AND PERMISSION TO USE SUCH NAME FOR ITS CORPORATION.

DATED: July 2, 1997

SUMMIT CARE TEXAS NO. 2, INC.           SUMMIT CARE MANAGEMENT TEXAS, INC.,
A TEXAS CORPORATION                     A TEXAS CORPORATION



BY: /s/ John Z. Farber                  BY: /s/ John Z. Farber
   ----------------------------            ----------------------------
    Secretary, OFFICER                      Secretary, OFFICER
   ----------                              ----------


SUMMIT CARE TEXAS NO. 3, INC.           SUMMIT CARE CORPORATION, INC.
A TEXAS CORPORATION                     A CALIFORNIA CORPORATION



BY: /s/ John Z. Farber                  BY: /s/ John Z. Farber
   ----------------------------            ----------------------------
    Secretary, OFFICER                      Secretary, OFFICER
   ----------                              ----------

SECRETARY OF STATE OF TEXAS
CORPORATIONS DIVISION
P.O. BOX 13697
AUSTIN, TEXAS 78711


DEAR SECRETARY OF STATE OF TEXAS:

THE PURPOSE OF THIS LETTER IS TO CONFIRM THAT THE BUSINESS DESIRING TO FORM A LIMITED PARTNERSHIP UNDER, AND/OR USE, THE NAME "SUMMIT CARE TEXAS, L.P." HAS OUR CONSENT AND PERMISSION TO USE SUCH NAME FOR ITS LIMITED PARTNERSHIP, AND THE BUSINESS DESIRING TO FORM A TEXAS CORPORATION USING THE NAME "SUMMIT CARE MANAGEMENT TEXAS, INC." HAS OUR CONSENT AND PERMISSION TO USE SUCH NAME FOR ITS CORPORATION.

DATED: July 2, 1997

SUMMIT CARE TEXAS NO. 2, INC.           SUMMIT CARE MANAGEMENT TEXAS, INC.,
A TEXAS CORPORATION                     A TEXAS CORPORATION



BY: /s/ John Z Farber                     BY: /s/ John Z Farber
   ----------------------------             ----------------------------
    Secretary, OFFICER                      Secretary, OFFICER
    ----------                              ----------


SUMMIT CARE TEXAS NO. 3, INC.           SUMMIT CARE CORPORATION, INC.
A TEXAS CORPORATION                     A CALIFORNIA CORPORATION



BY: /s/ John Z Farber                     BY: /s/ John Z Farber
   ----------------------------             ----------------------------
    Secretary, OFFICER                      Secretary, OFFICER
   ----------                               ----------